Lift Truck Market Size Data Transforming the Future Exhibit 99.3

Global Lift Truck Market

Global Lift Truck Industry Size

(units in thousands)

Long-term CAGR (2004 – 2020) = **5.4%**



1,500
1,200
900
600
300
0
872 547 794 975 944 1,010 1,094 1,100 1,182 1,395 1,538 1,507 1,638
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Trend line represents 5.4% long-term CAGR Average Industry Size. Source: WITS. Represents annual order intake.

North America Retail Lift Truck at Trend Line



80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Q4 72 Q4 74 Q4 76 Q4 78 Q4 80 Q4 82 Q4 84 Q4 86 Q4 88 Q4 90 Q4 92 Q4 94 Q4 96 Q4 98 Q4 00 Q4 02 Q4 04 Q4 06 Q4 08 Q4 10 Q4 12 Q4 14 Q4 16 Q4 18 Q4 20
Trend
Upper Limit
Lower Limit
NA

Source: ITA. Represents quarterly order intake.

Lift Truck Industry Q4 2019 versus Q1, Q2, Q3 and Q4 2020



Global Industry
(units in thousands)
600.0
500.0
400.0
300.0
200.0
100.0
-
Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020



Americas Industry
(units in thousands)
120.0
100.0
80.0
60.0
40.0
20.0
-
Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020



EMEA Industry
(units in thousands)
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020



JAPIC Industry*
(units in thousands)
300.0
250.0
200.0
150.0
100.0
50.0
-
Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020

Source: WITS Orders Reports.

*Increase in JAPIC solely due to increase in China

Transforming the Future

2

HYSTER-YALE MATERIALS HANDLING

Lift Truck Unit Class Shipments _____________________ Source: Company: FY 12/31/20 Unit Revenues Industry Units by Geography _____________________ Source: Company: FY 12/31/20 Units Shipped Note: Units sold direct by SN JV are not included _____________________ Source: WITS. FY 12/31/20 Orders Reports. _____________________ Source: WITS. FY 12/31/20 Orders Reports. ICE = Internal Combustion Engine ____________________ Source: Company: FY 12/31/20 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine Industry Units by Class _____________________ Source: Internal Company estimates HY Lift Truck Unit Revenue by Class HY Lift Truck Units by Class HY Lift Truck Units Sold by Geography Industry Unit Revenue by Class Estimated Industry Revenue Mix Transforming the Future